UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2012

SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (914) 345-2620
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to Vote of Security Holders.
On June 14, 2012, SmartPros Ltd. (the “Company”) held its 2012 Annual Meeting of Stockholders. At that meeting, stockholders:

•	Re-elected one incumbent Class II director to serve until the annual meeting of stockholders in 2015 and until his successor is elected and qualified; and

•	Approved, on an advisory basis, the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent auditors for the 2012 fiscal year.
The specific votes were as follows:

1.	With respect to the election of the Class II director:

	VOTES
NAME	FOR	WITHHELD	BROKER NON- VOTES
Jack Fingerhut	2,579,940	15,161	1,387,408

2.	With respect to the advisory approval of Holtz Rubenstein Reminick, LLP:

VOTES
FOR	AGAINST	ABSTAIN
3,961,172	18,722	2,615

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated:	6/18/2012	By:	/s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer